UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2026

SIERRA BANCORP

(Exact name of registrant as specified in its charter)

California	000-33063	33-0937517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 North Main Street, Porterville, CA 93257
(Address of principal executive offices)	(Zip code)

(559) 782-4900

(Registrant’s telephone number including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BSRR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events

On July 23, 2026, Registrant established the position of Director Emeritus and adopted the Retirement Plan for Directors Emeritus (the “Plan”), effective as of July 23, 2026. The Plan is designed to provide retirement benefits for qualified non-employee directors (each, an “Eligible Director”) of the Registrant’s Board of Directors and members of the board of its wholly owned subsidiary, Bank of the Sierra (the “Bank”), and to help ensure Registrant’s and Bank’s continued ability to retain highly qualified directors.

In order to be eligible to become a Director Emeritus and to receive any benefits under the Plan, an Eligible Director must: (i) voluntarily retire from the Registrant and/or Bank Board of Directors after the Eligible Director has served the minimum number of years set forth in the Plan; and (ii) enter into a Director Emeritus Agreement with Registrant or Bank, as applicable, in the form attached as Exhibit A to the Plan.

The annual retirement benefits payable pursuant to the Plan to a Director Emeritus is equal to fifty percent (50%) of the annual cash retainer amount (excluding committee retainers) paid to the Eligible Director by Registrant and/or Bank for his or her service on the board during the immediately preceding 12-month period, measured from the date of retirement. The annual Plan benefit shall be payable for a period of three (3) years, subject to the conditions of the Plan and the provisions of the Director Emeritus Agreement.

The Board of Directors of Registrant, or such other committee as appointed by the Board of Directors, will serve as the administrator of the Plan.

The foregoing description of the terms and conditions of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01Financial Statements and Exhibits

(d)Exhibits. The information furnished pursuant to this item is set forth in the Exhibit Index, which appears below immediately before the signatures.

EXHIBIT IND

Exhibit No.	Description
10.1	Retirement Plan for Directors Emeritus, effective as of July 23, 2026

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA BANCORP

Dated: July 27, 2026	By:	/s/ Christopher G. Treece
Christopher G. Treece
Executive Vice President &
Chief Financial Officer